                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                  [Amendment No. ............................]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                               VISTA BANCORP, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                                     VISTA
                                 BANCORP, Inc.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF VISTA BANCORP, INC.:

                  Notice is hereby given that the Annual Meeting of Shareholders of Vista Bancorp, Inc. ("Vista") will be held at 9:30 a.m., prevailing time, on Wednesday, April 23, 1997, at the Administrative Offices of Vista, 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, for the following purposes:

                  1. To elect three Class B directors to serve for a three-year term and until their successors are duly elected and qualified;

                  2. To ratify the selection of Rudolph, Palitz LLP, Certified Public Accountants of Plymouth Meeting, Pennsylvania, as the independent auditors of Vista for the fiscal year ending December 31, 1997;

                  3. To amend and restate, in its entirety, the Vista Employee Stock Purchase Plan;

                  4. To amend and restate, in its entirety, the Vista Board of Directors Stock Purchase Plan;

                  5. To amend Item 21 of the Vista Dividend Reinvestment and Stock Purchase Plan, relating to termination, suspension and amendment of such plan; and

                  6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

                  Only those shareholders of record at the close of business, at 5:00 p.m., on Wednesday, March 12, 1997, will be entitled to notice of and to vote at the Annual Meeting.

                  A copy of Vista's Annual Report for the fiscal year ended December 31, 1996, is being mailed with this notice.

                  You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid Vista in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

                            By Order of the Board of Directors



                            /s/ Jill A. Pursell
                            ---------------------------------------------------
                            Jill A. Pursell, Assistant Vice President/Secretary


March 19, 1997

                               VISTA BANCORP, INC.


                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 23, 1997


                                     GENERAL

Introduction, Date, Place and Time of Meeting
---------------------------------------------

                  This Proxy Statement is being furnished for the solicitation by the Board of Directors of Vista Bancorp, Inc. ("Vista"), a New Jersey business corporation, of proxies to be voted at the Annual Meeting of Shareholders of Vista to be held at the Administrative Offices of Vista, 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, on Wednesday, April 23, 1997, at 9:30 a.m., prevailing time, or at any adjournment or postponement of the Annual Meeting.

                  The principal executive office of Vista is located at 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865. The telephone number for Vista is (908) 859-9500. All inquiries should be directed to Jill A. Pursell, Assistant Vice President/Secretary. This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of Vista on March 19, 1997.

Solicitation
------------

                  Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted: (1) for the election of the three nominees as Class B director named below; (2) for the approval of Rudolph, Palitz LLP, Certified Public Accountants, of Plymouth Meeting, Pennsylvania ("Rudolph, Palitz LLP") as the independent auditors for the fiscal year ending December 31, 1997; (3) for the approval to amend and restate the Vista Employee Stock Purchase Plan ("Employee Stock Plan"); (4) for the approval to amend and restate the Vista Board of Directors Stock Purchase Plan ("Directors Stock Plan"); and (5) for the approval to amend Item 21 of the Vista Dividend Reinvestment and Stock Purchase Plan ("Dividend Reinvestment Plan"). Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person.

                  The cost of preparing, assembling, mailing and soliciting proxies will be borne by Vista. In addition to the use of the mails, certain directors, officers and employees of Vista intend to solicit proxies personally and by telephone and telefacsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, Vista will reimburse them for their reasonable forwarding expenses.

Right of Revocation
-------------------

                  A shareholder who returns a Proxy may revoke it at any time before it is voted by: (1) delivering written notice of revocation to Jill A. Pursell, Assistant Vice President/Secretary, Vista Bancorp, Inc., 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, telephone: (908) 895-9559; (2) executing a later-dated Proxy and giving written notice thereof to the Secretary of Vista; or (3) voting in person after giving written notice to the Secretary of Vista.

Voting Securities, Record Date and Quorum
-----------------------------------------

                  At the close of business on March 12, 1997, Vista had outstanding 4,105,484 shares of common stock, $.50 par value, the only authorized class of stock (the "Common Stock"). A majority of the outstanding shares will constitute a quorum at the Annual Meeting.

                  Only holders of Common Stock of record at the close of business on March 12, 1997, will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights exist with respect to the election of directors. Cumulative voting rights mean that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled by the number of directors to be elected and to cast the whole number of such votes for one nominee or distribute them among two or more nominees. On all other matters to come before the Annual Meeting, each share of common stock is entitled to one vote.


                  PRINCIPAL BENEFICIAL OWNERS OF VISTA'S STOCK
                  --------------------------------------------

Principal Owners
----------------

                  The following table sets forth, as of March 12, 1997, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of Vista's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of Vista's outstanding Common Stock so owned.

                                                         Percent of Outstanding
                                Shares Beneficially            Common Stock
Name and Address                        Owned(1)           Beneficially Owned
----------------                -------------------      ----------------------

Richard A. Cline                       232,030  (2)                 5.6%
813 South Main Street
Stewartsville, New Jersey 08886

Barry L. Hajdu                         223,926  (3)                 5.4%
710 New Brunswick Avenue
Post Office Box 1131
Alpha, New Jersey  08865

                                                        Percent of Outstanding
                                Shares Beneficially            Common Stock
Name and Address                        Owned(1)           Beneficially Owned
----------------                -------------------     -----------------------

Brian W. Hajdu                         224,831  (4)                 5.4%
710 New Brunswick Avenue
Post Office Box 1131
Alpha, New Jersey  08865

Louis Hajdu                            456,284  (5)                11.1%
710 New Brunswick Avenue
Post Office Box 1131
Alpha, New Jersey 08865

Hajdu Group Retirement Plan            214,614  (6)                 5.2%
710 New Brunswick Avenue
Post Office Box 1131
Alpha, New Jersey  08865

Phillipsburg National Bank and          308,102 (7)                 7.5%
 Trust Company
115 South Main Street
P.O. Box 5360
Phillipsburg, New Jersey 08865
-------------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission ("SEC") and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after March 12, 1997. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Of the 232,030 shares beneficially owned by Mr. Cline, 135,130 shares are held by him individually and 96,900 shares are owned by his spouse individually.
(3) Of the 223,926 shares beneficially owned by Barry L. Hajdu, 9,312 shares are owned by him individually and 214,614 shares are held in the Hajdu Group Retirement Plan of which Barry L. Hajdu is one of three trustees.
(4) Of the 224,831 shares beneficially owned by Brian W. Hajdu, 10,217 shares are owned by him individually and 214,614 shares are held in the Hajdu Group Retirement Plan of which Brian W. Hajdu is one of three trustees.
(5) Of the 456,284 shares beneficially owned by Louis Hajdu, 231,785 shares are owned by him individually; 214,614 shares are held in the Hajdu Group Retirement Plan of which Louis Hajdu is one of three trustees; and 9,885 shares are owned individually by his spouse.
(6) These shares are held in this retirement plan of which Barry L., Brian W. and Louis Hajdu are co-trustees.
(7) The shares are held in various fiduciary capacities by PNB's trust department or by PNB officers with respect to the bank employee retirement plan.

Beneficial Ownership by Officers, Directors and Nominees
--------------------------------------------------------

                  The following table sets forth as of March 12, 1997, the amount and percentage of the Common Stock beneficially owned by each director and all officers and directors of Vista as a group.

Name of Individual               Amount and Nature of                Percent
or Identity of Group          Beneficial Ownership(1)(2)           of Class(3)
--------------------          --------------------------           -----------

Richard A. Cline                  232,030  (4)                        5.6%
Harold J. Curry                    91,818  (5)(6)                     2.2%
Dale F. Falcinelli                  4,200  (6)(7)                      ----
James T. Finegan, Jr.              22,582  (8)                         ----
Barry L. Hajdu                    223,926  (6)(9)                     5.4%
Barbara Harding                    46,326  (10)                       1.1%
David L. Hensley                    8,745  (11)                        ----
Thomas F. McGinley                173,981  (12)                       4.2%
Mark A. Reda                       49,488  (13)                       1.2%
Marc S. Winkler                     4,947  (14)                        ----

All Directors and Officers
of the Company as a Group
(10 Directors, 5 Officers,
11 Persons in Total)              866,282                            21.1%
-------------------------
 (1) See footnote (1) under the caption entitled "Principal Owners" for the definition of "beneficial ownership."
 (2) Information furnished by the directors and the Company.
 (3) Less than one percent (1%) unless otherwise indicated.
 (4) See footnote (2) under the caption entitled "Principal Owners" for Mr. Cline's beneficial ownership of shares.
 (5) Of the 91,818 shares beneficially owned by Mr. Curry, 64,200 shares are owned by him individually and 27,618 shares are owned individually by his spouse.
 (6) A current Class B director and a nominee for Class B director.
 (7) The 4,200 shares beneficially owned by Mr. Falcinelli are held in an IRA account with Paine Webber, Inc.
 (8) Of the 22,582 shares beneficially owned by Dr. Finegan, 3,691 shares are owned by him individually; 7,709 shares are owned jointly with his spouse; 200 shares are owned individually by his spouse; 1,132 shares are owned by him in an IRA trust account; 1,080 shares are owned by his spouse in an IRA trust account; and 8,770 shares are owned by him in a Profit Sharing Trust.
 (9) See footnote (3) under the caption entitled "Principal Owners" for Mr. Hajdu's beneficial ownership of shares.
(10) Of the 46,326 shares beneficially owned by Mrs. Harding, 5,433 shares are owned by her individually; 2,375 shares are owned jointly with her spouse; 685 shares are owned individually by her spouse; 704 shares are owned by her in an IRA trust account; 645 shares are owned by her spouse in an IRA trust account; and 36,484 shares are held by the Vista Bancorp, Inc. Employees Pension Plan ("Pension Plan Shares") of which Mrs. Harding is a co-trustee with Mr. Keefe and shares investment and voting power with Mr. Keefe with respect to the Pension Plan Shares. Mrs. Harding disclaims any beneficial ownership interest with respect to the Pension Plan Shares.
(11) Of the 8,745 shares beneficially owned by Mr. Hensley, 2,975 shares are owned by him individually; 2,390 shares are owned jointly with his spouse; and 3,380 shares are owned by him in an IRA trust account.
(12) Of the 173,981 shares beneficially owned by Mr. McGinley, 28,413 shares are owned by him individually; 87,471 shares are owned jointly with his spouse; 4,000 shares are owned individually by his spouse; 39,097 shares owned by him in an IRA trust account; and 15,000 shares are held in street name with Mr. McGinley as executor of the Estate of John R. McGinley, Deceased.

(13) Of the 49,488 shares beneficially owned by Mr. Reda, 32,088 shares are owned by him individually; 5,559 shares are owned jointly with his spouse; 677 shares are owned individually by his spouse; 3,238 shares are owned by him as custodian under the New Jersey Uniform Gifts to Minors Act for Louis
     J. Reda; 2,472 shares are owned by him as custodian under the New Jersey Uniform Gifts to Minors Act for Marcy L. Reda; 4,954 shares are owned by him in an IRA trust account; and 500 shares are owned by his spouse in an IRA trust account.
(14) Of the 4,947 shares beneficially owned by Mr. Winkler, 2,083 shares are owned by him individually; 2,700 shares are owned individually by his spouse in an IRA account with National Financial Services, Corp; 120 shares are owned by him as custodian under the Pennsylvania Uniform Gifts to Minors Act for Aaron S. Winkler; 38 shares are owned by him as custodian under the Pennsylvania Uniform Gifts to Minors Act for Austin C. Winkler; and 6 shares are owned by him as custodian under the Pennsylvania Uniform Gifts to Minors Act for Jonah V. Winkler.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

                  Section 16(a) of the Securities Exchange Act of 1934 requires Vista's officers and directors, and persons who own more than ten percent of a registered class of Vista's equity securities (in this case the Common Stock), to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish Vista with copies of all Section 16(a) forms that they file.

                  Except as stated below and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, Vista believes that, during the period January 1, 1996 through December 31, 1996, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

                  In April, 1996, Mrs. Harding, the President and Chief Executive Officer of Vista, and Mr. Keefe, an Executive Vice President and Chief Financial Officer of Vista, were appointed as co-trustees of the Vista Bancorp, Inc. Employees Pension Plan ("Pension Plan"). In March, 1997, it came to the attention of Vista's corporate counsel that the trustee powers granted to Mrs. Harding and Mr. Keefe under the Pension Plan agreement were such as to include investment and voting power with respect to Vista Common Stock held by the Pension Plan. Such powers were deemed to confer beneficial ownership upon Mrs. Harding and Mr. Keefe with respect to the Vista Common Stock held under the Pension Plan, and, therefore, triggered the ownership reporting requirements. Form 4s for Mrs. Harding and Mr. Keefe should have been filed by May 10, 1996, with respect to this Vista Common Stock. However, Mrs. Harding and Mr. Keefe filed, on March 12, 1997, their Form 4s with the SEC which reported, among their other Vista stockholdings, beneficial ownership of 36,484 shares of Common Stock held by the Pension Plan. Mrs. Harding and Mr. Keefe disclaim any beneficial ownership of these shares. Vista considers the late filing of these Form 4s to be inadvertent.

                              ELECTION OF DIRECTORS
                              ---------------------

                  Vista has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each Annual Meeting of Shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year.

                  Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the election of the three nominees for Class B directors. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of Vista shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors of Vista for any reason may be filled by a majority of the directors then in office until the expiration of the term of vacancy.


          INFORMATION AS TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS
          ------------------------------------------------------------

                  The following table contains certain information with respect to the nominees and the director(s) whose terms of office expire in 1997, 1998 and 1999, respectively.

                                       Principal Occupation                                Director Since
Name                        Age         for Past Five Years                              Vista/PNB/TRCB(1)
----                        ---        --------------------                              -----------------

Class B Directors Whose Term Will Expire In 1997 And
Nominees For Class B Directors Whose Term Expires In 2000
---------------------------------------------------------
Harold J. Curry              65       Attorney-at-Law                                     1988/1978/1990
(2)

Dale F. Falcinelli           48       Principal of D.F. Falcinelli, Inc.                  1993/------/1990
(3)(4)                                (Management Consultant)

Barry L. Hajdu               48       President of Hajdu Construction, Inc.               1997/1997/1997
                                      (Building Contractors)

Class C Directors Whose Term Expires In 1998
--------------------------------------------

Richard A. Cline             63       Retired; Chairman of the Board                      1988/1979/1990
(2)(3)(4)(5)                          of TRCB

James T. Finegan, Jr.        37       Ophthalmologist                                     1995/1993/------
(4)(5)


                                       Principal Occupation                                Director Since
Name                        Age         for Past Five Years                              Vista/PNB/TRCB(1)
----                        ---        --------------------                              -----------------
Thomas F. McGinley           71       Chairman of the Board of Designer                  1988/1967/------
(2)(4)(5)                             Dispatch, Inc., a ribbon distributor

Class A Directors Whose Term Expires In 1999
--------------------------------------------

Barbara Harding              50       President and CEO of Vista; CEO of                 1988/1985/1990
                                      PNB; Chairman of the Board of PNB

David L. Hensley             50       Executive Vice President of Vista;                 1988/1985/1990
                                      President and Chief Operations
                                      Officer of PNB

Mark A. Reda                 45       Vice President of Lou Reda, Inc.,                  1988/1987/------
(2)(3)(5)                             a vendor of office furniture

Marc S. Winkler              40       President and CEO of TRCB (1996 to                 1990/------/1990
                                      present); President of TRCB (1990 to
                                      (1996); Senior Vice President, Treasurer,
                                      and Chief Financial Officer of Vista
                                      (1988 to 1993)

-------------------------
(1) PNB means The Phillipsburg National Bank and Trust Company and TRCB means Twin Rivers Community Bank.
(2) Member of the Executive Committee. The Executive Committee consists of four
    (4) outside directors who are appointed annually by the Chief Executive Officer of Vista who also attends the meetings. The Executive Committee reviews personnel policy and issues with respect to compensation, benefits, appointments and promotions and makes recommendations to the Board of Directors. The Executive Committee also reviews the operations of the Board of Directors with respect to directors' fees and frequency of Board of Directors' meetings as well as Vista's capital structure, stock position and earnings. In addition, the Executive Committee analyzes other management issues and periodically makes recommendations to the Board of Directors based on its findings. The Executive Committee met five (5) times in 1996.
(3) Member of the Audit Committee. The Audit Committee consists of three (3) outside directors as well as one outside director from each of the Bank Subsidiaries. This committee meets quarterly. The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with Vista's internal auditor, outside independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. The Audit Committee met four (4) times in 1996.
(4) Member of the Planning Committee. The Planning Committee consists of four
    (4) outside directors who are appointed annually by the Chief Executive Officer of Vista who also attends the meetings. Presidents of the subsidiary banks attend on an "as needed" basis. The committee works with management to formulate strategic planning of Vista which encompasses a three year period. The Board of Directors of the subsidiaries forward their strategic plans and opportunities to the Corporate Planning Committee for its review, guidance and/or approval. The Planning Committee met one (1) time in 1996.
(5) Member of the Retirement Committee. The Retirement Committee consists of four (4) outside directors who are appointed annually by the Chief Executive Officer of Vista who also attends the meetings. The Committee is responsible for evaluating Vista's retirement benefits including the pension plan. The Committee reviews and votes on all proposed changes to the Plan. The Retirement Committee did not meet in 1996.

                  Outside directors received, in 1996, four hundred dollars ($400) for each regular meeting and two hundred dollars ($200) for each special committee meeting of Vista they attended. Subsidiary officers did not receive directors' fees for attendance at their respective committee or board meetings. The Board of Directors of Vista adopted a policy which stated that the Board of Directors will hold monthly meetings during 1996, except for the months of March, June, September and December, for which no meetings were held. The Board of Directors held, in 1996, eight (8) meetings in order to conduct the business of Vista.

                  In 1996, the Board of Directors received $33,800 in the aggregate for attendance at Board and committee meetings.

                  All of the Directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Board of Directors and the committees on which they served.

                  The Board of Directors does not have a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of Vista in accordance with Section 202 of Vista's by-laws.

Principal Officers
------------------

                  The following table sets forth selected information about the principal officers of Vista, each of whom is elected by the Board of Directors of Vista and each of whom holds office at the discretion of the Board of Directors of Vista:

                                                                  Bank             Number of Shares
                                                   Held         Employee            of the Company
Name                       Position                Since          Since          Beneficially Owned(1)      Age
----                       --------                -----        --------         ---------------------      ---
Thomas F. McGinley         Chairman                 1994            (2)                173,981(3)           71
                           of the Board

Harold J. Curry            Vice Chairman            1995            (2)                 91,818(4)            65
                           of the Board

Barbara Harding            President and CEO        1988           1965                 46,326(5)            50

David L. Hensley           Executive Vice           1988           1983                  8,745(6)            50
                           President

William F. Keefe           Executive Vice           1993           1989                 44,723(7)            38
                           President and Chief
                           Financial Officer

-------------------------
(1) See footnote (1) under the caption entitled "Principal Owners" for the definition of "beneficial ownership."

(2) Messrs. McGinley and Curry are not full time employees of Vista or the Bank Subsidiaries.
(3) See footnote (12) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mr. McGinley's beneficial ownership.
(4) See footnote 5 under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mr. Curry's beneficial ownership.
(5) See footnote (10) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mrs. Harding's beneficial ownership.
(6) See footnote (11) under the caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for Mr. Hensley's beneficial ownership.
(7) Of the 44,723 shares owned by Mr. Keefe, 4,740 shares are owned by him individually; 2,949 shares are owned jointly with his spouse; 200 shares are held for him under a nominee name; 350 shares are owned by him in an IRA trust account; and 36,484 shares are Pension Plan Shares of which Mr. Keefe is a co-trustee with Mrs. Harding and shares investment and voting power with Mrs. Harding with respect to the Pension Plan Shares. Mr. Keefe disclaims any beneficial ownership interest with respect to the Pension Plan Shares.


Remuneration of Officers and Directors
--------------------------------------

                  The following table sets forth all remuneration for services in all capacities paid by the applicable bank subsidiary in 1996 to Barbara Harding, President and Chief Executive Officer of Vista and Chairman and Chief Executive Officer of Phillipsburg National Bank; David L. Hensley, Executive Vice President of Vista and President and Chief Operations Officer of Phillipsburg National Bank; Marc S. Winkler, President and Chief Executive Officer of Twin Rivers Community Bank; and William F. Keefe, Executive Vice President and Chief Financial Officer of Vista and Senior Vice President and Chief Financial Officer of Phillipsburg National Bank. No other officer's aggregate salary and bonus exceeded $100,000 during 1996.

                                            SUMMARY COMPENSATION TABLE

                                    ---------------------------------------------------------------------------
                                                                                  LONG TERM COMPENSATION
                                                                         -----------------------------------------------------
                                             ANNUAL COMPENSATION               AWARDS            PAYOUTS
------------------------------------------------------------------------------------------------------------------------------
                                                               Other
Name and                                                      Annual      Restricted                                 All Other
Principal                             Salary      Bonus      Compensa-       Stock       Options/       LTIP          Compen-
Position                     Year       ($)        ($)      tion(1)($)     Award(s)        SARs        Payouts        sation
------------------------------------------------------------------------------------------------------------------------------
Barbara Harding,             1996     169,520    30,658       23,749          -0-           -0-          -0-            -0-
President/CEO of Vista and   1995     153,972    24,848       22,456
Chairman/ CEO of PNB         1994     143,884    24,265       15,469

David L. Hensley,            1996     139,048    25,626       21,111          -0-           -0-          -0-            -0-
Executive Vice President     1995     128,336    20,932       20,334
of Vista and President and   1994     119,860    19,470       17,836
Chief Operations Officer of
PNB

Marc S. Winker,              1996     124,020    14,985       14,085          -0-           -0-          -0-            -0-
President/CEO of TRCB        1995     111,956     9,125       13,528
                             1994     104,624     8,000       13,366

William F. Keefe,            1996     100,048    22,116       13,562          -0-           -0-          -0-            -0-
Executive Vice President/    1995      89,417    17,483        8,762
CFO of Vista and Sr. Vice
President/CFO of PNB

-------------------------
(1) Includes directors' fees; life, medical and disability insurance premiums; 401(k) matching contributions; automobile use and social club dues.


Report of the Executive Committee on Executive Compensation
-----------------------------------------------------------

                  Executive compensation for the officers of Vista and the Bank Subsidiaries is determined by the Executive Committee of Vista's Board of Directors. The recommendations of the Executive Committee with respect to executive compensation are presented to all members of the Board of Directors for their approval. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by the respective subsidiary bank to the applicable executive.

                  Barbara Harding, in her role of President and Chief Executive Officer of Vista, reviews the salaries, bonuses and other compensation of the executive officers of the bank subsidiaries with the Executive Committee. Mrs. Harding submits a written report on executive compensation to the Executive Committee. Mrs. Harding is not present when the Executive Committee reviews and sets her compensation and bonus.

                  The following themes or guidelines are used by the Executive Committee in setting compensation:

                  -- Compensation should be meaningfully related to the value created for shareholders.

                  -- Compensation should support the strategic goals and
                     objectives of Vista.

                  -- Compensation should reflect and promote Vista's value, and reward an individual for an outstanding contribution to Vista's success.

                  -- Compensation should be fair and competitive with the
                     banking industry based on Vista's size and regional location.

                           Submitted By The Members Of The
                           Executive Committee

                           Richard A. Cline                     Harold J. Curry
                           Thomas F. McGinley                   Mark A. Reda


Stock Performance Graph and Table
---------------------------------

                  The following graph and table compare the cumulative total shareholder return on Vista's Common Stock during the period June 30, 1993(1), through and including December 31, 1996, with (i) the cumulative total return on the SNL Securities Corporate Performance Index(2) for 35 publicly-traded banks with less than $500 million in total assets in the Middle Atlantic area(3), and
(ii) the cumulative total return for all United States stocks traded on the NASDAQ Stock Market. The comparison assumes $100 was invested on June 30, 1993, in Vista's Common Stock and in each of the below indices and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

                              Vista Bancorp, Inc.

-------------------------------------------------------------------------------

                            Total Return Performance

  275 -------------------------------------------------------------------------

  250 ------------------------------------------------------------------@------
                                                              @
  225 -------------------------------------------------------------------------
                                                  @
  200 ------------------------------------------------------------------*------
                                                                        #
  175 -------------------------------------@-----------------*#----------------
                        @         @                *#
  150 -------------------------------------------------------------------------
               @                          *#
  125 ------------------*--------*--------------------------------------------
               *#                 #
  100 @#*---------------#------------------------------------------------------

   75 -------------------------------------------------------------------------
  6/30/95  12/31/93  6/30/94  12/31/94  6/30/95  12/31/95  6/30/96  12/31/96


     @=Vista Bancorp, Inc.     #=Nasdaq Total Return     *=VBNJ Peer Group

                                                                   Period Ended
                             -------------------------------------------------------------------------------------
Index                        06/30/93   12/31/93   06/30/94   12/31/94   06/30/95   12/31/95   06/30/96   12/31/96
------------------------------------------------------------------------------------------------------------------
Vista Bancorp, Inc.           100.00     137.72     157.72     158.26     177.44     220.38     232.18     248.84
Nasdaq Total Return           100.00     110.56     100.96     108.07     134.76     152.83     173.02     187.99
VBNJ Peer Group               100.00     114.63     123.60     123.37     138.09     160.38     176.62     201.85

*VBNJ Peer Group consists of 35 publicly traded banks in the MidAtlantic region with less than $500M in total assets.

-------------------------

(1) Vista's registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934 was effective on or about April 17, 1993. Vista filed with the SEC its first quarterly report for the period ended June 30, 1993.
(2) SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.
(3) The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey and New York, the District of Columbia and Puerto Rico.

Retirement Plan
---------------

                  Vista maintains a defined benefit pension plan covering all employees. Benefits under the plan are based on a "Cash Balance" type formula under which hypothetical accounts are maintained for each employee. The initial amount of this account was the actuarial present value of pension benefits earned under a prior formula. In subsequent years, this hypothetical account is increased by an annual addition based on the employee's salary, length of service, and by interest credits. At retirement, the amount in this hypothetical account will be converted to the actuarially equivalent monthly income.

                  Estimated annual benefits payable upon retirement at normal retirement age (age 65) for each named executive are as follows:

                  Barbara Harding                             $145,868
                  David L. Hensley                            $ 77,304
                  Marc S. Winkler                             $130,102
                  William F. Keefe                            $107,393

                  These estimates are based on the assumption that base salaries will increase at an annual rate of 5%; that there will be no bonuses for years after 1995; that the federal limit on maximum compensation will grow at a ratio of 3% per year; and that the maximum limit on plan benefits will increase such that it will not limit benefits for these employees.

                  Vista also has a 401(k) Retirement Savings Plan. Under the 401(k) Retirement Savings Plan, employee contributions are partially matched by Vista. Such matching becomes vested proportionally over five years of credited service.

Employee Incentive Plan
-----------------------

                  In 1994, Vista shareholders approved an Employee Incentive Plan. Under the terms of this plan, employees are eligible to receive an incentive bonus based on the Bank Subsidiaries achieving certain performance benchmarks. Moreover, 50% of the amount awarded to executive officers shall be paid in cash and 50% in the form of the Common Stock. Such shares awarded shall be issued as of the last business day of the third fiscal year following the year to which the award relates.

Certain Transactions
--------------------

                  There have been no material transactions, proposed or consummated, between Vista and the Bank Subsidiaries with any director or executive officer of Vista and the Bank Subsidiaries or any associate of the foregoing persons. Vista and the Bank Subsidiaries have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of Vista and the Bank Subsidiaries and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of Vista and the Bank Subsidiaries. Total consolidated loans outstanding from Vista at December 31, 1996, to Vista's and the Bank Subsidiaries' officers and directors as a group and members of their immediate families and companies in which they have an ownership interest of ten percent (10%) or more was $4.4 million or 11.4% of Vista's total consolidated capital accounts. The largest amount of indebtedness outstanding at any time during fiscal year 1996 to the above identified group was $4.7 million or 13.2% of Vista's total consolidated capital accounts. The interest income earned by Vista on such loans was $352 thousand for 1996. During 1996, advances and repayments on these loans were $1.5 million and $1.8 million, respectively. Such loans do not involve more than the normal risk of collectibility nor do they present other unfavorable features.


                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                 ----------------------------------------------
                                    (Item 2)

                  Unless instructed to the contrary, it is intended that votes will be cast pursuant to the Proxies for the ratification of the selection of Rudolph, Palitz LLP as Vista's independent public accountants for its fiscal year ending December 31, 1997. Vista has been advised by Rudolph, Palitz LLP that none of its members has any financial interest in Vista. Ratification of Rudolph, Palitz LLP will require an affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting. Rudolph, Palitz LLP served as Vista's independent public accountants for Vista for the year ended December 31, 1996.

                  Rudolph, Palitz LLP performed customary audit services and provided assistance in connection with regulatory matters, charging Vista for such services at its customary hourly billing rates. The non-audit services were approved by Vista's Board of Directors, after due consideration of the effect of the performance thereof on the independence of the accountants and after the conclusion by Vista's Board of Directors that there was no effect on the independence of the accountants.

                  In the event that the shareholders do not ratify the selection of Rudolph, Palitz LLP as Vista's independent public accountants for the 1997 fiscal year, another accounting firm will be chosen to provide independent public accountant audit services for the 1997 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Rudolph, Palitz LLP as the auditors for Vista for the year ending December 31, 1997.

                  It is understood that even if the selection of Rudolph, Palitz LLP is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of Vista and its shareholders.

                        AMENDMENT AND RESTATEMENT OF THE
                       VISTA EMPLOYEE STOCK PURCHASE PLAN
                       ----------------------------------
                                    (Item 3)

Reasons for the Amendment and Restatement
-----------------------------------------

                  The current format of the Employee Stock Plan became effective in 1988, the year in which Vista became the bank holding company for Phillipsburg National Bank. Over the years, the shareholders have supported this plan by approving an amendment to it and the reservation of additional Vista shares for issuance under this plan. This plan is in need of a new format that is more consistent with current practice. Furthermore, Vista management would like to amend two features of this plan: the first amendment would eliminate the first right of refusal held by the Board of Directors if an employee desires to sell his or her Vista shares initially purchased under this plan. In light of the listing of Vista's shares on the NASDAQ Small-Cap market, it is not necessary for this provision, for liquidity is available through open market transactions. The second amendment is to give the Vista Board of Directors the sole authority to amend, suspend or terminate this Plan. Under the current Employee Stock Plan, an amendment, suspension, or termination must go through the cumbersome (and expensive) process of obtaining approval by the Board of Directors and then approval by the shareholders. It should be pointed out that the shareholders will retain the right to make available additional authorized but unissued Vista shares for future issuances pursuant to the Employee Stock Plan.

                  Therefore, on February 21, 1997, the Board of Directors approved an amended and restated Employee Stock Plan, a copy of which is attached and incorporated in its entirety into this proxy statement as Exhibit A.

Required  Vote
--------------

                  The affirmative vote of a majority of the outstanding Vista shares is required to adopt the amended and restated Employee Stock Plan set forth at Exhibit A.

Recommendation
--------------

                  The Board of Directors recommends a vote FOR the approval of the amended and restated Employee Stock Plan as set forth at Exhibit A.


                        AMENDMENT AND RESTATEMENT OF THE
                  VISTA BOARD OF DIRECTORS STOCK PURCHASE PLAN
                  --------------------------------------------
                                    (Item 4)

Reasons for the Amendment and Restatement
-----------------------------------------

                  The current format of the Directors Stock Plan became effective also in 1988, the year in which Vista became the bank holding company for Phillipsburg National Bank. Over the years, the shareholders have also supported this plan by approving an amendment to it and the reservation of additional Vista shares for issuance under this plan.

                  As with the Employee Stock Plan, this plan is also in need of a new format that is more consistent with current practice. Furthermore, Vista would like to amend this plan to give the Executive Committee of the Board of Directors more flexibility in its management of the plan by authorizing such committee to amend, suspend or terminate this plan in its sole discretion. The authority to reserve additional authorized but unissued shares for issuance pursuant to this plan will remain with the shareholders. Under the current plan, the Board of Directors has the authority to terminate or suspend the plan, but not the authority to unilaterally amend the plan. All amendments must be initially approved by the Board of Directors and then submitted to the shareholders. This process is cumbersome (and expensive).

                  Therefore, on February 21, 1997, the Board of Directors approved an amended and restated Directors Stock Plan, a copy of which is attached and incorporated in its entirety into this proxy statement as Exhibit B.

Required Vote
-------------

                  The affirmative vote of a majority of the outstanding Vista shares is required to adopt the amended and restated Directors Stock Plan set forth at Exhibit B.

Recommendation
--------------

                  The Board of Directors recommends unanimously a vote FOR the approval of the amended and restated Directors Stock Plan as set forth at Exhibit B.


                         AMENDMENT TO THE VISTA DIVIDEND
                      REINVESTMENT AND STOCK PURCHASE PLAN
                      ------------------------------------
                                    (Item 5)

Reasons for the Amendment
-------------------------

                  As with the Employee Stock Plan and Directors Stock Plan, Vista management would like to give its Board of Directors more flexibility in the administration of the Dividend Reinvestment Plan. Under the current plan, the Board of Directors may terminate or suspend this plan. However, in order to revise or amend this plan, the Board of Directors must initially approve such amendment and then the shareholders must approve the amendment by a two-thirds vote of the outstanding Vista shares. This is also a cumbersome (and expensive) process.

                  Therefore, on February 21, 1997, the Board of Directors approved an amendment to Item 21 of the Dividend Reinvestment Plan to read as follows:

                                    21.     May the Plan be changed or
                  discontinued?

                                    The Plan may be amended, suspended,
                  modified, or terminated by the Board of Directors at any time without the approval of the Participants. Notice of any such suspension or termination or material amendment or modification will be sent to all Participants who shall, in all events, have the right to withdraw from the Plan. No such action will prejudice retroactively any interests of any Participants.


Required Vote
-------------

                  The affirmative vote of two-thirds of the outstanding Vista shares is required to approve this amendment to the Dividend Reinvestment Plan.

Recommendation
--------------

                  The Board of Directors recommends unanimously a vote FOR this amendment to the Dividend Reinvestment Plan.


                                LEGAL PROCEEDINGS
                                -----------------

General
-------

                  In the opinion of the management of Vista, there are no proceedings pending to which Vista and the Bank Subsidiaries are a party or to which their property is subject, which, if determined adversely to Vista and the Bank Subsidiaries would be material in relation to Vista's consolidated undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of Vista and the Bank Subsidiaries. In addition, no material proceedings are pending or are known to be threatened or contemplated against Vista and the Bank Subsidiaries by government authorities.

Environmental Issues
--------------------

                  There are several federal and state statutes that govern the obligations of financial institutions with respect to environmental issues. Besides being responsible under such statutes for its own conduct, a bank also may be held liable under certain circumstances for actions of borrowers or other third parties on properties that collateralize loans held by the bank. Such potential liability may far exceed the original amount of the loan made by the bank. Currently, the Bank Subsidiaries are not parties to any pending legal proceedings under any environmental statute nor are the Bank

Subsidiaries aware of any circumstances that may give rise to liability to them under any such statute.


                                  ANNUAL REPORT
                                  -------------

                  A copy of Vista's Annual Report for its fiscal year ended December 31, 1996, is being mailed with this Proxy Statement. A representative of Rudolph, Palitz LLP, the accounting firm which examined the financial statements in the Annual Report, will attend the Annual Meeting. This representative of Rudolph, Palitz LLP will have the opportunity to make a statement, if he or she desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the Annual Meeting.


                              SHAREHOLDER PROPOSALS
                              ---------------------

                  Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in Vista's proxy statement for its 1998 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Vista Bancorp, Inc. at the principal executive offices of Vista at 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, not later than Wednesday, November 19, 1997.


                                  OTHER MATTERS
                                  -------------

                  The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting; but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.


                             ADDITIONAL INFORMATION
                             ----------------------

                  Upon written request of any shareholder, a copy of Vista's report on Form 10-K for its fiscal year ended December 31, 1996, including the financial statements and the schedules thereto, required to be filed with the SEC, may be obtained without charge from Jill A. Pursell, Assistant Vice President/Secretary, Vista Bancorp, Inc., 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865.

                  A copy of the Annual Disclosure Statement of The Phillipsburg National Bank and Trust Company may be obtained, without charge from Stephen P. Lefurge, Assistant Cashier and Assistant Controller, 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865.

                  A copy of the Annual Disclosure Statement of Twin Rivers Community Bank may be obtained, without charge from V. Daniel Smoker, Assistant Vice President, 2925 William Penn Highway, Easton, Pennsylvania 18042.



--------------------------------------------------------------------------------

                        Admittance to the Annual Meeting

                  In order to accommodate our shareholders, admission to the Annual Meeting must be limited to shareholders, proxies, press and meeting staff. A Welcome Desk will be set up to greet meeting attendees.

                  If you hold stock through a bank, broker or otherwise, please be prepared to furnish an account statement from your bank or broker, a copy of a proxy card mailed to you, or other proof of ownership of Vista Bancorp, Inc. Common Stock.

--------------------------------------------------------------------------------

                                    EXHIBIT A


                               VISTA BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


ARTICLE I - PURPOSE

         Vista Bancorp, Inc. Employee Stock Purchase Plan is intended to provide employees of Vista Bancorp, Inc. and its subsidiaries the opportunity to acquire ownership interests in the Corporation through an investment program. The Corporation believes that ownership of its Common Stock will motivate employees to improve their job performance, and enhance the financial results of the Corporation. The Plan is intended to qualify as an "employee stock purchase plan" under ss.423 of the Internal Revenue Code, and shall be constructed so as to extend and limit participation in a manner consistent with the requirements thereof.


ARTICLE II - DEFINITIONS

2.01     Board

         "Board" shall mean the Board of Directors of Vista Bancorp, Inc.

2.02     Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.03     Commencement Date

         "Commencement Date" shall mean the date on which annual Options are granted.

2.04     Committee

         "Committee" shall mean the members of the Executive Committee of the Corporation.

2.05     Common Stock

         "Common Stock" shall mean the Common Stock, par value $.50 per share, of Vista Bancorp, Inc.

2.06     Corporation

         "Corporation" shall mean Vista Bancorp, Inc., a New Jersey corporation, and its Subsidiary Corporations.

2.07     Employee

         "Employee" shall mean any person who is employed by the Corporation for more than one year and whose employment is 20 hours or more per week.

2.08     Option

         "Option" shall mean an annual Option granted to purchase Common Stock of the Corporation.

2.09     Subsidiary Corporation

         "Subsidiary Corporation" shall mean any present or future corporation that (i) is a "subsidiary corporation" of Vista Bancorp, Inc. as that term is defined in ss.424 of the Code and (ii) is designated as a participant in the Plan by the Committee at the effective date or subsequently.


ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.01     Initial Eligibility

         Each Employee shall be eligible to participate in the Plan on or after he becomes an Employee as defined in ss.2.07. Every Employee eligible for an Option shall be entitled to exercise that Option for a period of not less than one month after the date on which the Option is granted.

3.02     Restrictions on Participation

         Notwithstanding any provisions of the Plan to the contrary, no Employee shall participate in an Offering

         (a) if, immediately after the Commencement Date, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (for purposes of this paragraph, the rules of ss.424(d) of the Code shall apply in determining stock ownership of any Employee);or

         (b) to the extent that his rights to purchase stock under all employee stock purchase plans of the Corporation accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

3.03     Commencement of Participation

         An eligible Employee may participate by completing an authorization for payroll deduction form provided by the Corporation, and filing it with the Corporation during the calendar months of March, June, September and December. An eligible Employee may also participate by completing an exercise of Option agreement and filing it with the Corporation along with their check payable to the Corporation.


ARTICLE IV - GRANTING OF OPTIONS

4.01     Annual Options

         Each Option granted will be equal to 8% of the Employees annualized base salary earned by the Employee during the calendar year immediately preceding the year in which the Options are granted.

4.02     Number of Option Shares

         To determine the number of Option shares an Employee is allowed to purchase, they must divide the Option price determined under ss.4.03 into their Option total.

4.03     Option Price

         The Option price of the Common Stock shall be the closing NASDAQ bid price ("Plan Price Per Share") on the last business day of the second week in February, May, August and November of each year, or, if there is no reported trade on such day, then on the most recent day preceding such day (the "Price Date"). If the Plan Price Per Share is below the book value per share as of the last day of January, April, July and October preceding the respective Price Date, then there will be no purchases of the shares of the Common Stock pursuant to the Plan.

4.04     Employee's Interest in Option Stock

         The Employee shall have no rights as a shareholder with respect to any shares covered by his Option until the date on which the Corporation records the transfer of stock pursuant to the Plan.


ARTICLE V - PAYROLL DEDUCTIONS

5.01     Amount of Deduction

         The minimum deduction will be $5 per pay period and a maximum not to exceed the total Employee Option.

5.02     Employee's Account

         Shares will be purchased on the last business day of the second week in February, May, August, November and a final purchase on December 31. Each employee's shareholder account will be credited with the number of whole shares equal to the total amount deducted during the quarter. Any remaining fractional balance will be held by the Corporation for the employee's account and applied to the next quarter purchase.

5.03     Changes in Payroll Deductions

         An Employee may file a new authorization for payroll deduction or alter the amount of his current payroll deduction during the months of March, June, September and December. An Employee may discontinue his payroll deduction under the Plan at any time.

5.04     Leave of Absence

         If an Employee goes on a leave of absence without pay, his deduction will be suspended until he resumes his employment.

5.05     Withdrawal

         An Employee may withdraw the full amount held for his account under the Plan at any time by giving written notice to the Corporation. The balance held for his account along with the fractional balance shall be paid to him promptly after receipt of his notice of withdrawal, and no further deductions will be made from his pay.


ARTICLE VI - EXERCISE OF OPTIONS

6.01     Exercise

         Employees who do not elect payroll deduction may exercise portions of their Option during the course of the calendar year in which such Option is granted. Employees enrolled in payroll deduction may exercise any remaining Option balance during the calendar year as long as total price paid of all purchases does not exceed the total Option granted. All unexercised portions of each Option shall expire on December 31 of the year in which such Option is granted, or upon the termination of the Employee's employment with the Corporation, whichever is earlier.

6.02     Delivery of Stock Certificate

         The Corporation shall promptly record all acquisitions of stock pursuant to the Plan on the shareholder account of each employee and shall provide employees with appropriate documentation of such purchase. One certificate will be issued during the first quarter of the following calendar year for the total shares purchased through the Plan the preceding year.

6.03     Transferability of Stock

         Common Stock issued pursuant to the Plan shall not be transferable, other than to the Employee's estate or by bequest or inheritance, or incident to the Employee's divorce, for one year after the date of purchase. After one year from the time the Option is exercised, the stock can be sold through the securities exchange under which it is traded or can be transferred as requested by the employee.

6.04     Registration of Stock

         Common Stock to be delivered to an Employee under the Plan shall be registered in the name of the Employee, or, if the Employee so directs by written notice to the Corporation prior to the Option expiration date applicable thereto, in the names of the Employee and one such other person as may be designated by the Employee, as joint tenants with rights of survivorship or as tenants by the entirety, to the extent permitted by applicable law.


ARTICLE VII - WITHDRAWAL

7.01     Termination of Employment

         Upon the termination of an Employee's employment for any reason, including retirement (but excluding death while in the employ of the Corporation), all unexercised portions of each Option shall expire.

7.02     Termination of Employment due to Death

         If an employee shall die while in the employ of the Corporation, the Option may be exercised, subject to the condition that no Option shall be exercisable after December 31 of the year in which such Option is granted, to the extent that the employee's right to exercise such Option had accrued pursuant to the Plan at the time of his death and had not previously been exercised. The Option may be so exercised by the executors or administrators of the employee or by any person or persons who shall have acquired the Option directly from the employee by bequest or inheritance.


ARTICLE VIII - ADMINISTRATION

8.01     Rules Governing the Committee

         The Plan shall be administered by the Executive Committee of Vista Bancorp, Inc. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

8.02     Indemnification of Executive Committee

         In addition to such other right of indemnification as they may have as members of the Committee, the members of the Committee shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by then in settlement thereof or paid by them in satisfaction of a judgement in any such action, suite or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties.


ARTICLE IX - MISCELLANEOUS

9.01     Transferability

         No Option shall be transferable by the employee otherwise than by will or the laws of descent and distribution.

9.02     Recapitalization

         If, while any Options under the Plan are outstanding, the outstanding shares of Common Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Corporation through reorganization, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made in the number and/or kind of shares which are subject to purchase under outstanding Options and in the exercise price applicable to such outstanding Options. In addition, in any such event, the number and/or kind of shares which may be granted in the Options shall also be proportionately adjusted.

9.03     Amendment and Termination

         The Board shall have complete power and authority to terminate, amend or suspend the Plan at any time without any requirement of shareholder approval if the Board determines that such termination, amendment or suspension in the best interest of the shareholders. No termination, amendment or suspension of the Plan may, without the consent of an Employee than having an Option under the Plan to purchase Common Stock, adversely affect the rights of such Employee.

The Plan shall not be amended more than once annually, other than to conform with changes in the Code or the rules thereunder.

9.04     No Employment Rights

         The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Corporation, and it shall not be deemed to interfere in any way with the Corporation's right to terminate, or otherwise modify, an Employee's employment at any time.

9.05     Application of Funds

         The proceeds received by the Corporation from the sale of common stock pursuant to Options will be used for general purposes.

                                                                       EXHIBIT B


                               VISTA BANCORP, INC.
                          DIRECTOR STOCK PURCHASE PLAN


ARTICLE I - PURPOSE

         Vista Bancorp, Inc. Director Stock Purchase Plan is intended to provide a simple and convenient method for members of the Board of Directors of Vista Bancorp, Inc. and its subsidiaries to purchase shares of the Corporation in lieu of receiving cash compensation for their services, as members of such Board, to the Corporation or any subsidiary corporation.


ARTICLE II - DEFINITIONS

2.01     Board

         "Board" shall mean the Board of Directors of Vista Bancorp, Inc.

2.02     Committee

         "Committee" shall mean the members of the Executive Committee of the Corporation.

2.03     Common Stock

         "Common Stock" shall mean the Common Stock, par value $.50 per share, of Vista Bancorp, Inc.

2.04     Corporation

         "Corporation" shall mean Vista Bancorp, Inc., a New Jersey corporation, and its Subsidiary Corporations.

2.05     Director

         "Director" shall mean any person who is sits on the Board of Directors of the Corporation and any subsidiary corporation.

2.06     Subsidiary Corporation

         "Subsidiary Corporation" shall mean any present or future corporation that (I) is a "subsidiary corporation" of Vista Bancorp, Inc. as that term is defined in ss.424 of the Code and (ii) is designated as a participant in the Plan by the Committee at the effective date or subsequently.


ARTICLE III - TERMS AND CONDITIONS

3.01     Initial Eligibility

         All Directors of the Corporation are eligible to participate in the Plan.

3.02     Commencement of Participation

         The election to receive shares of Common Stock of the Corporation pursuant to the Plan in lieu of a cash compensation must be made by the Director by completing an authorization enrollment form provided by the Corporation. prior to the date such compensation is to be paid by the Corporation or a subsidiary corporation.

3.03     Number of Shares Issued

         Each member of the Board may elect to receive his entire compensation as a Director in the form of Common Stock of the Corporation. The number of shares which may be purchased by such electing Director shall be determined by computing a quotient, the numerator of which is the compensation payable to the electing Director for services rendered to the Corporation or a subsidiary corporation and the denominator of which is the closing NASDAQ bid price ("Plan Price Per Share") on the last business day of the second week in February, May, August and November of each year, or, if there is no reported trade on such day, then on the most recent day preceding such day (the "Price Date").

         If the Plan Price Per Share is below the book value per share as of the last day of January, April, July and October preceding the respective Price Date, then there will be no purchases of the shares of the Common Stock pursuant to the Plan.

         Each Director's shareholder account will be credited with the number of whole shares equal to the total amount of his compensation. Fractional shares will not be issued pursuant to the Plan, but each electing Director shall at their election, receive the remaining fractional portion of the compensation payment in the form of cash or check from the Corporation, or such remaining fractional portion may be held on account and applied thereafter to purchase shares pursuant to the Plan.

3.04     Rights as a Shareholder

         The Director shall have no rights as a shareholder with respect to any shares covered by his election until the date on which the Corporation records the transfer of stock pursuant to the Plan.

3.05     Withdrawal

         A Director may withdraw from the Plan by giving written notice to the Corporation. Any fractional balance held on account shall be paid to him promptly after receipt of his notice of withdrawal.

3.06     Stock Certificates

         The Corporation shall not be obligated to issue certificates with respect to shares acquired pursuant to the Plan. The Corporation shall promptly record all acquisitions of stock pursuant to the Plan on each shareholder account and shall provide the Director with appropriate documentation of such purchase. However, if the Director withdrawals from the Plan, he can request the issuance of a certificate for the shares issued through the Plan.

3.07     Rules Governing the Committee

         The Plan shall be administered by the Executive Committee of Vista Bancorp, Inc. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

3.08     Indemnification of Committee

         In addition to such other right of indemnification as they may have as members of the Committee, the members of the Committee shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by then in settlement thereof or paid by them in satisfaction of a judgement in any such action, suite or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties.

3.09     Amendment and Termination

         The Board shall have complete power and authority to terminate, amend or suspend the Plan at any time without any requirement of shareholder approval if the Board determines that such termination, amendment or suspension in the best interest of the shareholders. The Plan shall not be amended more than once annually, other than to conform with changes in the Code or the rules thereunder.

3.10     Application of Funds

         The proceeds received by the Corporation from the sale of common stock pursuant to the Plan will be used for general purposes.

                               VISTA BANCORP, INC.
                                      PROXY
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby constitutes and appoints Thomas J.
McGinley, F. Hughes Vliet and Bruce A. Jones and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Vista Bancorp, Inc. ("Vista") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Vista to be held at the Administrative Offices of Vista, 305 Roseberry Street, Post Office Box 5360, Phillipsburg, New Jersey 08865, on Wednesday, April 23, 1997, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.       Election of three Class B directors.

         [ ]      FOR all nominees listed below
                  (except as marked to the contrary below)

         [ ]      WITHHOLD AUTHORITY to
                  vote on all nominees listed below

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

             Harold J. Curry, Dale F. Falcinelli and Barry L. Hajdu
         -----------------------------------------------------------------------

2. Ratification of the selection of Rudolph, Palitz LLP, Certified Public Accountants, as the auditors of Vista for the year ending December 31, 1997.

                          [ ] FOR                  [ ] AGAINST

3.       Approval of the amended and restated Vista Employee Stock Purchase
         Plan.

                          [ ] FOR                  [ ] AGAINST

4. Approval of the amended and restated Vista Board of Directors Stock Purchase Plan.

                          [ ] FOR                  [ ] AGAINST

5. Approval of the amendment to Item 21 of the Vista Dividend Reinvestment and Stock Purchase Plan.

                          [ ] FOR                  [ ] AGAINST

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2, 3, 4 AND 5.

                                       Dated _____________________________, 1997

                                       ---------------------------------------

                                       ---------------------------------------
                                                 Signature(s)

                                       [ ] PLEASE CHECK HERE IF YOU PLAN TO
                                             ATTEND THE ANNUAL MEETING.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO VISTA IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER MUST SIGN.